UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04448

UBS Master Series, Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-713 3000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2010

Item 1. Reports to Stockholders.

UBS Money Market Fund
Annual Report
February 28, 2010

UBS Money Market Fund

April 14, 2010

Dear shareholder,
We present you with the annual report for UBS Money Market Fund (the “Fund”) for the 12 months ended February 28, 2010.

Performance
 The seven-day current yield for the Fund’s Class A shares as of February 28, 2010, was 0.01%, down from 0.48% on February 28, 2009 (after fee waivers and/or expense reimbursements for both periods). (Yields for all share classes over various time periods are shown in “Performance and portfolio characteristics at a glance” on page 7.)

UBS Money Market Fund

Investment goal:
 Maximum current income
consistent with liquidity and
conservation of capital

Portfolio manager:
 Robert Sabatino
UBS Global Asset
Management (Americas) Inc.

Commencement:
 Class A—July 1, 1991
Class B—September 26, 1986
Class C—July 14, 1992

Dividend payments:
 Monthly

An interview with Portfolio Manager Robert Sabatino
Q.	How would you describe the economic environment during the reporting period?
A.	While economic growth in the US was still strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended.* Looking back, gross domestic product (“GDP”) contracted 6.4% during the first quarter of 2009, its third consecutive quarterly contraction. While the economy continued to struggle during the second quarter of 2009, GDP fell at a more modest pace, declining 0.7%. The Commerce Department then reported that third quarter 2009 GDP increased 2.2%, and its estimate for fourth quarter GDP was a strong 5.6% expansion. The US economy’s turnaround was due, in part, to the Federal Reserve Board’s (the “Fed”) accommodative monetary policy and the federal government’s $787 billion stimulus program.

*	The National Bureau of Economic Research (NBER) defines economic recession as: “a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale/retail sales.”

UBS Money Market Fund

Q.	How did the Fed react to the challenging economic environment?
A.	Throughout the reporting period, the Fed maintained its highly accommodative monetary policy as it sought to further stabilize the financial markets and stimulate economic growth. For example, the Fed continued to directly purchase US Treasuries and agency mortgage-backed securities in an attempt to keep interest rates low and to resuscitate the long-ailing housing market.

The Fed kept the fed funds rate within a range of 0.00% to 0.25%—a historic low. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.) The Fed maintained this rate throughout the entire reporting period, indicating at its March 2010 meeting that it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Q.	How did you position the Fund over the fiscal year?
A.	We sought to maintain a high degree of liquidity in the Fund in order to minimize pricing volatility and to meet redemption requests. We did so by investing a significant portion of the Fund’s new investments in shorter-dated money market securities maturing within one to three months. As the reporting period continued and the credit markets stabilized, however, we increased the Fund’s weighted average maturity significantly. We then reduced the Fund’s weighted average maturity and ended the period at 38 days, in anticipation of upcoming Securities and Exchange Commission requirements related to money market funds (see below for details). In addition, it was our expectation that, as the Fed removes liquidity from the market, that interest rates may rise, even before the Fed moves to increase the fed funds rate.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the security level, we maintained a greater than usual level of diversification over the fiscal year by investing in smaller positions. The Fund is generally able to hold up to 5.00% in any one security (subject to certain exceptions), with the goal of reducing risk and keeping the Fund liquid. As the economic environment improved in the period, however, we gradually increased our single-issuer exposure, typically purchasing up to 3% in single nongovernment issuers toward the end of the reporting period.

UBS Money Market Fund

Q.	What types of securities did you emphasize over the period?
A.	We increased the Fund’s exposure to commercial paper over the 12-month period. In contrast, we decreased the Fund’s exposure to US government and agency obligations, certificates of deposit and repurchase agreements. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

Q.	What factors do you believe will affect the Fund over the coming months?
A.	While the worst of the global recession appears to be over, a number of uncertainties remain regarding the sustainability of the economic recovery. Unemployment remains at relatively high levels, and government stimulus programs are scheduled to expire as the year progresses. Given this environment, yields from money market securities could remain low, and there could be periods of increased market volatility.

Q.	How have regulatory actions impacting money market funds affected how you will manage the Fund in the future?
A.	On January 27, 2010, the Securities and Exchange Commission (“SEC”) voted to adopt rule amendments designed to strengthen the regulations governing money market funds. The amendments impose new liquidity, credit quality and maturity limits. They also enhance disclosures by, among other things, requiring the monthly posting of portfolio holdings reports (beginning in October 2010). UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) welcomes the SEC’s approval of these new requirements. We believe that they will fortify the money market sector and are consistent with UBS Global AM’s long-standing conservative approach to the management of its US money market funds. The new amendments are expected to become effective beginning in May 2010.

UBS Money Market Fund

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,** please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS Money Market Fund
Group Managing Director
UBS Global Asset Management (Americas) Inc.

Robert Sabatino
Portfolio Manager
UBS Money Market Fund
Managing Director
 UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended February 28, 2010. The views and opinions in the letter were current as of April 14, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

**	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. The prospectus contains this and other important information about the Fund. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/globalam-us.

UBS Money Market Fund

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable), including contingent deferred sales charges; and (2) ongoing costs, including management fees, service and/or distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2009 to February 28, 2010.

Actual expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as contingent deferred sales charges. Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

UBS Money Market Fund

Understanding your Fund’s expenses (unaudited) (concluded)

				Expenses paid	Expense
		Beginning	Ending	during period(1)	ratio
		account value	account value*	09/01/09 to	during the
		September 1, 2009	February 28, 2010	02/28/10	period

Class A	Actual	$1,000.00	$1,000.20	$1.09	0.22%

	Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22

Class B	Actual	1,000.00	1,000.20	1.14	0.23

	Hypothetical (5% annual return before expenses)	1,000.00	1,023.65	1.15	0.23

Class C	Actual	1,000.00	1,000.20	1.09	0.22

	Hypothetical (5% annual return before expenses)	1,000.00	1,023.70	1.10	0.22

(1)	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).
*	“Actual—Ending account value” may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

UBS Money Market Fund

Performance and portfolio characteristics at a glance (unaudited)

Seven-day current yield(1)	02/28/10	08/31/09	02/28/09

Class A shares	0.01%	0.04%	0.48%

Class B shares	0.02	0.01	0.02

Class C shares	0.01	0.03	0.01

Characteristics	02/28/10	08/31/09	02/28/09

Weighted average maturity(2)	38 days	44 days	24 days

Average credit quality	First tier	First tier	First tier

Net assets (mm)	$27.0	$35.5	$51.9

Portfolio composition(3)	02/28/10	08/31/09	02/28/09

Repurchase agreements	39.5%	40.9%	45.9%

Commercial paper	37.9	19.9	22.8

US government and agency obligations	22.8	35.5	31.6

Certificates of deposit	—	4.9	1.0

Bank note	—	—	0.5

Other assets less liabilities	(0.2)	(1.2)	(1.8)

Total	100.0%	100.0%	100.0%

(1)	Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.
(2)	The Fund is actively managed and its weighted average maturity will differ over time.
(3)	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

An investment in UBS Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Not FDIC Insured. May lose value. No bank guarantee.

UBS Money Market Fund

Statement of net assets—February 28, 2010

	Face
Security description	amount	Value

US government and agency obligations—22.74%

Federal Home Loan Bank
0.411%, due 03/13/10(1)	$500,000	$500,000

0.600%, due 06/21/10	1,000,000	999,761

0.540%, due 06/22/10	500,000	500,257

0.260%, due 07/14/10(2)	300,000	299,708

0.500%, due 10/29/10	500,000	500,654

Federal Home Loan Mortgage Corp.*
0.435%, due 05/17/10(2)	250,000	249,767

0.240%, due 06/01/10(2)	500,000	499,693

0.250%, due 07/12/10(2)	100,000	99,908

0.260%, due 10/26/10(2)	500,000	499,137

Federal National Mortgage Association*
0.170%, due 04/14/10(2)	500,000	499,896

0.260%, due 07/12/10(2)	250,000	249,760

US Treasury Bills
0.443%, due 04/01/10(2)	500,000	499,809

0.350%, due 07/15/10(2)	250,000	249,669

0.495%, due 07/29/10(2)	325,000	324,330

0.498%, due 07/29/10(2)	175,000	174,637

Total US government and agency obligations (cost—$6,146,986)		6,146,986

Commercial paper(2)—37.92%

Asset backed-banking—1.85%
Atlantis One Funding
0.220%, due 04/06/10	500,000	499,890

Asset backed-miscellaneous—19.42%
Amsterdam Funding Corp.
0.170%, due 03/02/10	250,000	249,999

0.170%, due 03/22/10	500,000	499,950

Atlantic Asset Securitization LLC
0.200%, due 03/04/10	500,000	499,992

Barton Capital LLC
0.170%, due 03/12/10	500,000	499,974

Chariot Funding LLC
0.180%, due 03/08/10	500,000	499,982

Fairway Finance Co. LLC
0.180%, due 04/19/10	500,000	499,878

UBS Money Market Fund

Statement of net assets—February 28, 2010

	Face
Security description	amount	Value

Commercial paper(2)—(concluded)

Asset backed-miscellaneous—(concluded)
Liberty Street Funding LLC
0.190%, due 04/13/10	$500,000	$499,887

Regency Markets No.1 LLC
0.180%, due 03/12/10	500,000	499,972

Sheffield Receivables Corp.
0.180%, due 04/26/10	500,000	499,860

Thunderbay Funding
0.190%, due 03/18/10	500,000	499,955

Windmill Funding Corp.
0.160%, due 03/01/10	500,000	500,000

		5,249,449

Asset backed-securities—3.70%
Clipper Receivables Co. LLC
0.200%, due 04/23/10	500,000	499,853

Grampian Funding LLC
0.220%, due 03/19/10	500,000	499,945

		999,798

Banking-non-US—1.85%
Dnb NOR ASA
0.160%, due 03/15/10	500,000	499,969

Banking-US—9.25%
Calyon N.A., Inc.
0.210%, due 04/13/10	500,000	499,874

Danske Corp.
0.170%, due 03/12/10	500,000	499,974

Dexia Delaware LLC
0.220%, due 03/02/10	500,000	499,997

Natexis Banques Populaires US Finance Co. LLC
0.275%, due 04/01/10	500,000	499,882

Societe Generale N.A., Inc.
0.230%, due 03/01/10	500,000	500,000

		2,499,727

Insurance-life—1.85%
Metlife Funding, Inc.
0.180%, due 03/22/10	500,000	499,948

Total commercial paper (cost—$10,248,781)		10,248,781

UBS Money Market Fund

Statement of net assets—February 28, 2010

	Face
Security description	amount	Value

Repurchase agreements—39.52%

Repurchase agreement dated 02/26/10 with Barclays Bank PLC, 0.110% due 03/01/10, collateralized by $2,499,000 Federal Farm Credit Bank obligations, 4.500% to 5.000% due 03/04/19 to 02/26/24 and $2,575,000 Federal Home Loan Bank obligations, 5.090% due 11/02/29; (value—$5,100,821); proceeds: $5,000,046	$5,000,000	$5,000,000

Repurchase agreement dated 02/26/10 with Deutsche Bank Securities, Inc., 0.110% due 03/01/10, collateralized by $5,591,000 Federal Home Loan Mortgage Corp. obligations, 2.500% due 04/23/14; (value—$5,712,334); proceeds: $5,600,051	5,600,000	5,600,000

Repurchase agreement dated 02/26/10 with State Street Bank & Trust Co., 0.010% due 03/01/10, collateralized by $83,658 US Treasury Bills, zero coupon due 05/06/10 to 06/17/10; (value—$83,641); proceeds: $82,000	82,000	82,000

Total repurchase agreements (cost—$10,682,000)		10,682,000

Total investments (cost—$27,077,767 which approximates cost for federal income tax purposes)—100.18%		27,077,767

Liabilities in excess of other assets—(0.18)%		(48,942)

Net assets (applicable to 21,646,886; 240,070 and 5,139,799 shares of common stock outstanding of Class A, Class B and Class C, respectively, each equivalent to $1.00 per share)—100.00%		$27,028,825

*	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Variable rate security. The maturity date reflects earlier of reset date or stated maturity date. The interest rate shown is the current rate as of February 28, 2010, and resets periodically.
(2)	Interest rates shown are the discount rates at date of purchase.

UBS Money Market Fund

Statement of net assets—February 28, 2010

Affiliated issuer activity
The table below details the Fund’s transaction activity in an affiliated issuer during the year ended February 28, 2010. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income
earned from
		Purchases	Sales		affiliate
		during the	during the		for the
Security	Value at	year ended	year ended	Value at	year ended
description	02/28/09	02/28/10	02/28/10	02/28/10	02/28/10

UBS Private Money Market Fund LLC	$0	$1,508,580	$1,508,580	$0	$46

The following is a summary of the fair valuations according to the inputs used as of February 28, 2010 in valuing the Fund’s investments:

	Unadjusted
	quoted prices in	Other
	active markets	significant
	for identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

US government and agency obligations	$—	$6,146,986	$—	$6,146,986

Commercial paper	—	10,248,781	—	10,248,781

Repurchase agreements	—	10,682,000	—	10,682,000

Total	$—	$27,077,767	$—	$27,077,767

Issuer breakdown by country of origin (unaudited)

Percentage of total investments

United States	98.2%

Norway	1.8

Total	100.0%

Weighted average maturity—38 days

See accompanying notes to financial statements

11

UBS Money Market Fund

Statement of operations

For the
year ended
February 28, 2010

Investment income:
Interest	$121,544

Affiliated securities lending income	46

121,590

Expenses:
Investment advisory and administration fees	187,245

Service fees—Class A	70,268

Service and distribution fees—Class B	4,189

Service and distribution fees—Class C	65,875

Professional fees	114,508

State registration fees	47,239

Reports and notices to shareholders	39,214

Transfer agency and related services fees—Class A	19,065

Transfer agency and related services fees—Class B	1,045

Transfer agency and related services fees—Class C	8,136

Directors’ fees	11,945

Custody and accounting fees	5,034

US Treasury Temporary Guarantee Program Participation fees	4,704

Insurance expense	1,532

Other expenses	12,776

592,775

Less: Fee waivers and/or expense reimbursements by investment advisor	(503,194)

Net expenses	89,581

Net investment income/net increase in net assets resulting from operations	32,009

See accompanying notes to financial statements

12

UBS Money Market Fund

Statement of changes in net assets

	For the years ended February 28,

	2010	2009

From operations:
Net investment income	$32,009	$234,110

Net realized gain from investment activities	—	2,836

Net increase in net assets resulting from operations	32,009	236,946

Dividends and distributions to shareholders from:
Net investment income—Class A	(30,075)	(195,888)

Net investment income—Class B	(61)	(3,908)

Net investment income—Class C	(1,873)	(34,314)

Net realized gains from investment activities—Class A	(2,275)	(4,566)

Net realized gains from investment activities—Class B	(32)	(178)

Net realized gains from investment activities—Class C	(529)	(2,063)

Total dividends and distributions to shareholders	(34,845)	(240,917)

Net increase (decrease) in net assets from capital
share transactions	(24,896,803)	26,603,902

Net increase (decrease) in net assets	(24,899,639)	26,599,931

Net assets:
Beginning of year	51,928,464	25,328,533

End of year	$27,028,825	$51,928,464

Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

13

UBS Money Market Fund

Financial highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

	Class A

	For the years ended February 28 or 29,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.001		0.011		0.040	0.039	0.017

Net realized gains (losses) from investment activities	—		0.000	(1)	0.000 (1)	—	(0.000	)(1)

Dividends from net investment income	(0.001)		(0.011)		(0.040)	(0.039)	(0.017)

Distributions from net realized gains from investment activities	(0.000	)(1)	(0.000	)(1)	—	—	—

Total dividends and distributions	(0.001)		(0.011)		(0.040)	(0.039)	(0.017)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return(2)	0.10%		1.13%		4.07%	3.92%	1.72%

Ratios/supplemental data:
Net assets, end of year (000’s)	$21,651		$37,478		$19,346	$20,469	$10,380

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.21%		0.50%		0.95%	1.17%	1.86%

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.46%		1.50%		1.97%	1.74%	1.86%

Net investment income to average net assets	0.11%		0.94%		3.86%	4.10%	1.69%

(1)	Amount represents less than $0.0005 per share.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges;results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements

14

Class B

For the years ended February 28 or 29,

2010		2009		2008	2007	2006

$1.00		$1.00		$1.00	$1.00	$1.00

0.000	(1)	0.006		0.035	0.034	0.012

—		0.000	(1)	0.000 (1)	—	(0.000	)(1)

(0.000	)(1)	(0.006)		(0.035)	(0.034)	(0.012)

(0.000	)(1)	(0.000	)(1)	—	—	—

(0.000	)(1)	(0.006)		(0.035)	(0.034)	(0.012)

$1.00		$1.00		$1.00	$1.00	$1.00

0.02%		0.62%		3.55%	3.41%	1.21%

$240		$1,218		$605	$521	$1,744

0.33%		1.04%		1.45%	1.92%	2.33%

2.04%		2.06%		2.65%	2.36%	2.33%

0.01%		0.45%		3.42%	3.24%	1.02%

UBS Money Market Fund

Financial highlights

Selected data for a share of capital stock outstanding throughout each year is presented below:

	Class C

	For the years ended February 28 or 29,

	2010		2009		2008	2007	2006

Net asset value, beginning of year	$1.00		$1.00		$1.00	$1.00	$1.00

Net investment income	0.000	(1)	0.006		0.035	0.033	0.012

Net realized gains (losses) from investment activities	—		0.000	(1)	0.000 (1)	—	(0.000	)(1)

Dividends from net investment income	(0.000	)(1)	(0.006)		(0.035)	(0.033)	(0.012)

Distributions from net realized gains from investment activities	(0.000	)(1)	(0.000	)(1)	—	—	—

Total dividends and distributions	(0.000	)(1)	(0.006)		(0.035)	(0.033)	(0.012)

Net asset value, end of year	$1.00		$1.00		$1.00	$1.00	$1.00

Total investment return(2)	0.03%		0.62%		3.56%	3.40%	1.19%

Ratios/supplemental data:
Net assets, end of year (000’s)	$5,138		$13,232		$5,377	$1,835	$1,709

Expenses to average net assets, net of fee waivers and/or expense reimbursements by advisor	0.32%		1.02%		1.45%	1.78%	2.40%

Expenses to average net assets, before fee waivers and/or expense reimbursements by advisor	1.95%		2.01%		2.41%	2.36%	2.40%

Net investment income to average net assets	0.02%		0.42%		3.26%	3.45%	1.19%

(1)	Amount represents less than $0.0005 per share.
(2)	Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

See accompanying notes to financial statements

16

UBS Money Market Fund

Notes to financial statements

Organization and significant accounting policies
UBS Master Series, Inc. (“Master Series”) was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end series investment company which currently offers one series, which is diversified: UBS Money Market Fund (the “Fund”). The Fund’s investment objective is to provide maximum current income consistent with liquidity and conservation of capital.

The Fund currently offers Class A, Class B and Class C shares. Each class represents interests in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance, which varies depending upon the amount invested. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its service and/or distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other funds for which UBS Global Asset Management (US) Inc. (“UBS Global AM—US”) or certain of its affiliates serve as principal underwriter.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards CodificationTM (“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on

UBS Money Market Fund

Notes to financial statements

July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation

UBS Money Market Fund

Notes to financial statements

of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund’s financial statement disclosures.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

UBS Money Market Fund

Notes to financial statements

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region.

Investment advisor and administrator
The Fund’s Board of Directors has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. At February 28, 2010, the Fund owed UBS Global AM $10,506 for investment advisory and administration fees.

Effective June 29, 2009, UBS Global AM has voluntarily undertaken to waive a portion of its investment advisory and administration fees and/or reimburse expenses so that the Fund’s total ordinary annual operating expenses through June 30, 2010 (excluding interest expense, if any, and extraordinary items, such as the fees associated with the US Treasury’s Temporary Guarantee Program for Money Market Funds) will not exceed the following annualized rates: Class A, 0.95%; Class B, 1.45%; and Class C, 1.45%. In addition, UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This additional undertaking is voluntary and not contractual and may be terminated at any time. For the year ended

UBS Money Market Fund

Notes to financial statements

February 28, 2010, UBS Global AM voluntarily waived investment advisory and administration fees and/or reimbursed expenses totaling $503,194. At February 28, 2010, UBS Global AM owed the Fund $44,512 for fee waivers and/or expense reimbursements.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended February 28, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $10,991,951. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans
 UBS Global AM—US is the principal underwriter of the Fund’s shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM—US monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At February 28, 2010, the Fund owed UBS Global AM—US $7,351 for distribution and service fees.

UBS Global AM—US also receives the proceeds of the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM—US has informed the Fund that for the year ended February 28, 2010, it earned $4,491, $4,329 and $1,567 in deferred sales charges on Class A, Class B and Class C shares, respectively.

UBS Money Market Fund

Notes to financial statements

Transfer agency and related services fees
UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (“PNC”), the Fund’s transfer agent, and is compensated for these services by PNC, not the Fund.

For the year ended February 28, 2010, UBS Financial Services Inc. received from PNC, not the Fund, $16,134 of the total transfer agency and related services fees paid by the Fund to PNC.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At February 28, 2010, the Fund did not have any securities on loan.

Other liabilities and components of net assets
At February 28, 2010, the Fund had the following liabilities outstanding:

Payable for shares repurchased	$31,484

Other accrued expenses*	76,355

* Excludes investment advisory and administration fees and service and distribution fees.

At February 28, 2010, the components of net assets were as follows:

Accumulated paid in capital	$27,028,825

Accumulated net realized gain (loss) from investment activities	—

Net assets	$27,028,825

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal

UBS Money Market Fund

Notes to financial statements

income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the fiscal year ended February 28, 2010 and the fiscal year ended February 28, 2009 was ordinary income.

At February 28, 2010, the components of accumulated earnings on a tax basis were undistributed ordinary income of $129.

As of and during the year ended February 28, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the year ended February 28, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended February 28, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Capital stock
There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion are allocated to the Fund as follows: 330 million shares each of Class A and Class B common stock and 340 million shares of Class C common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	Class A		Class B

	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	February 28,	February 28,	February 28,	February 28,
	2010	2009	2010	2009

Shares exchanged into Fund	9,225,425	42,033,651	199,554	1,561,687

Shares repurchased or exchanged out of Fund	(25,682,675)	(24,447,962)	(577,997)	(594,046)

Shares converted from Class B to Class A	599,864	358,349	(599,864)	(358,349)

Dividends reinvested	32,473	190,002	82	3,926

Net increase (decrease) in shares outstanding	(15,824,913)	18,134,040	(978,225)	613,218

UBS Money Market Fund

Notes to financial statements

	Class C

	For the	For the
	year ended	year ended
	February 28,	February 28,
	2010	2009

Shares exchanged into Fund	2,798,797	16,054,791

Shares repurchased or exchanged out of Fund	(10,894,649)	(8,232,709)

Dividends reinvested	2,187	34,562

Net increase (decrease) in shares outstanding	(8,093,665)	7,856,644

US Treasury Temporary Guarantee Program for Money Market Funds
The Fund participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of participating money market funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. The Fund bore the cost of participating in this program, to the extent not offset by UBS Global AM’s fee waivers/voluntary expense reimbursements. The Fund paid a fee of 0.01% of the value of the Fund’s outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Fund paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. The program was then extended a final time, providing coverage through September 18, 2009. In April, the Fund paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Subsequent events
Management has evaluated the effect of subsequent events on the Fund’s financial statements through the date of issuance of the Fund’s financial statements. Management has determined that there are no material subsequent events that would require disclosure in or adjustment to the Fund’s financial statements.

UBS Money Market Fund

Report of Ernst &Young LLP, Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
UBS Money Market Fund

We have audited the accompanying statement of net assets of UBS Money Market Fund (the sole series comprising UBS Master Series, Inc.) (the “Fund”), as of February 28, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Money Market Fund at February 28, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
April 22, 2010

UBS Money Market Fund

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Other tax information
Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, the Fund designates 100% of its “qualified short-term gains” (as defined in Section 871(k)(2)(D)) as short-term capital gain dividends for the calendar year 2009.

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UBS Money Market Fund

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves an indefinite term of office. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director and officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s Statement of Additional Information contains additional information about the directors and is available, without charge, upon request by calling 1-800-647 1568.

Interested Director
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg††; 68 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1990	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Leadership and Ethics of the Graduate School of Business at Columbia University (since 1989).

UBS Money Market Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

UBS Money Market Fund

Supplemental information (unaudited)

Independent Directors
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 74 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). In addition from 1982 through 1995, Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others).

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2005	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 63 McLarty Associates 900 17th Street NW, 18th floor Washington, D.C. 20006	Director	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

UBS Money Market Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a member of the board of Premier American Bank N.A. (since January 2010).

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc. and The New Germany Fund, Inc.

UBS Money Market Fund

Supplemental information (unaudited)

Independent Directors (concluded)
Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Bernard H. Garil; 69 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2005	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 50 255 E. 49 th St., Suite 23D New York, NY 10017	Director	Since 2005	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (since January 2009).

UBS Money Market Fund

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

UBS Money Market Fund

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005)at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 2004, secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. since 2001. Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel, JP Morgan Investment Management (from 1999 –2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Nancy Osborn*; 43	Vice President	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an Assistant Vice President with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Robert Sabatino**; 36	Vice President	Since 2001	Mr. Sabatino is a managing director (since March 2010) (prior to which he was an executive director (since 2007), head of US taxable money market (since 2009), and portfolio manager of UBS Global AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of 4 investment companies (consisting of 33 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since July 2006). Mr. Shoup is also a director of UBS (IRL) Fund p. l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Kai R. Sotorp**; 51	President	Since 2006	Mr. Sotorp is a Group Managing Director (since 2010) and previously was a managing director. Mr. Sotorp was Head—Americas for UBS Global Asset Management from 2004 until April 2010 and was a member of the UBS Group Managing Board (2003–2010). He is a member of the UBS Global Asset Management Executive Committee (since 2001). Mr. Sotorp is a director and president of UBS AM Holdings (USA) Inc. since 2004. Prior to his current role, Mr. Sotorp was Head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp.—UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

UBS Money Market Fund

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Each director holds office for an indefinite term. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Robert Sabatino
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter
UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2010 UBS Global Asset Management (Americas) Inc.
All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended February 28, 2010 and February 28, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $31,500 and $30,200, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended February 28, 2010 and February 28, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,783 and $3,523, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2009 and 2008 semiannual financial statements and (2) review of the consolidated 2008 and 2007 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract and service/distribution plan reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended February 28, 2010 and February 28, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $13,050 and $12,315, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended February 28, 2010 and February 28, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 – with revisions through August 2009)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

...

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2010 and February 28, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2010 and February 28, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2010 and February 28, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2010 and February 28, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2010 and February 28, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended February 28, 2010 and February 28, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended February 28, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended February 28, 2010 and February 28, 2009, the aggregate fees billed by E&Y of $1,112,862 and $2,305,218, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

		2010	2009
	Covered Services	$16,833	$15,838
	Non-Covered Services	1,096,029	2,289,380

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Master Series, Inc.

By:         /s/ Kai R. Sotorp
               Kai R. Sotorp
               President

Date:     May 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Kai R. Sotorp
               Kai R. Sotorp
               President

Date:     May 7, 2010

By:         /s/ Thomas Disbrow
               Thomas Disbrow
               Vice President and Treasurer

Date:     May 7, 2010